UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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WGL Holdings, Inc.

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AltaGas Ltd.

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On January 25, 2017, AltaGas Ltd. posted an Investor Presentation to its website. A copy of the Investor Presentation is provided below.

AltaGas to acquire WGL Holdings January 25th, 2017 Enhancing a leading, North American diversified energy infrastructure company

Disclaimer The securities described in this document are not, and will not be, registered under the securities laws of the United States of America, nor any State thereof, and may not be sold in the United States of America absent registration in the United States or the availability of an exemption from such registration.   Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed merger transaction (the “Transaction”). WGL Holdings, Inc. (“WGL”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed merger transaction. THE INVESTORS AND SECURITY HOLDERS OF WGL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about AltaGas Ltd. (“AltaGas”), WGL and the proposed merger transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of WGL’s proxy statement (when it becomes available) may be obtained free of charge upon request by contacting WGL Holdings, Inc., Corporate Secretary, 101 Constitution Avenue N.W., Washington, District of Columbia, 20080. WGL’s filings with the SEC are also available on WGL’s website at: http://wglholdings.com/sec.cfm. Investors and security holders may also read and copy any reports, statements and other information filed by WGL with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the Solicitation AltaGas, WGL and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. Information regarding AltaGas’ directors and executive officers is available in AltaGas’ Management Information Circular, filed on March 17, 2016 (in English and French) with the Canadian Securities Administrators (the “CSA”) and in AltaGas’ Annual Information Form, filed on March 23, 2016 (in English) and March 24, 2016 (in French) with the CSA, each of which are available at: www.sedar.com. Information regarding WGL’s directors and executive officers is available in WGL’s proxy statement filed with the SEC on December 23, 2016 in connection with its 2017 annual meeting of shareholders, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2016, each of which may be obtained from the sources indicated in Additional Information and Where to Find It. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests (which may be different than those of WGL’s investors and security holders), by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed or to be filed with the SEC when they become available. Canadian Prospectus Information A final base shelf prospectus of AltaGas dated August 10, 2015 (the “final base shelf prospectus”) containing important information relating to the securities described in this document has been filed with the securities regulatory authorities in each of the provinces of Canada. A copy of the final base shelf prospectus, any amendment to the final base shelf prospectus and any applicable shelf prospectus supplement that has been filed, is required to be delivered with this document.   This document does not provide full disclosure of all material facts relating to the securities offered. Investors should read the final base shelf prospectus, any amendment and any applicable shelf prospectus supplement for disclosure of those facts, especially risk factors relating to the securities offered, before making an investment decision.   Investing in subscription receipts involves risk. It is important for an investor to consider the particular risk factors that may affect the industry in which it is investing. See, for example, the risk factors set out under “Risk Factors” on pages 56 to 62 of the Annual Information Form of AltaGas dated March 23, 2016. These sections also describe AltaGas’ assessment of those risk factors, as well as the potential consequences to an investor if a risk should occur. The risk factors identified under the heading “Note Regarding Forward Looking Statements” in the final base shelf prospectus should also be carefully reviewed and evaluated by prospective investors before purchasing subscription receipts offered under the final base shelf prospectus.

Forward-Looking Information This presentation contains forward-looking statements. When used in this presentation, the words “may”, “would”, “could”, “can”, “will”, “be”, “intend”, “possible”, “plan”, “develop”, “anticipate”, “target’, “believe”, “seek”, “propose”, “continue”, “estimate”, “expect”, “designed” and similar expressions, as they relate to AltaGas or an affiliate of AltaGas, including in relation to AltaGas or an affiliate of AltaGas following the completion of the Transaction, are intended to identify forward-looking statements. This presentation contains forward-looking statements with respect to, among other things, business objectives, expected growth (including magnitude of growth), results of operations, performance, business projects and opportunities, capital expenditures and financial results. In particular this presentation contains forward looking statements with respect to the combination of AltaGas and WGL and related performance, including, without limitation, the transformative nature of the Transaction, the portfolio of assets of the combined entity, nature, number, value and timing of growth and investment opportunities available to AltaGas, the quality and growth potential of the assets, the strategic focus of the business, the combined rate base and rate base growth, EPS accretion, and normalized FFOPS accretion, both in the first full year following the Transaction and over the period to 2021, growth on an absolute dollar and per share basis, strength of earnings including, without limitation, EPS, FFOPS and EBITDA growth rate through 2021, annual dividend growth rate, dividend payout ratios, the ability of the combined entity to target higher growth markets, high growth franchise areas, and other growth markets, the liquidity of the combined entity and its ability to maintain an investment grade credit rating, the location of headquarters for utility business, the local governance of WGL after the acquisition, the compatibility of the corporate culture, the leveraging of respective core competencies and strategies, the retention and role of WGL employees and the holding of significant roles for existing WGL management, the ability to deliver high quality service at reasonable rates, the fact that closing of the Transaction is conditioned on certain events occurring, utility segment customers, the geographical and industry diversification of its business, the stability of cash flows and of AltaGas’ business, the growth potential available to AltaGas in clean energy, natural gas generation and retail energy services, the significance and growth potential and expectations for growth in the Montney and Marcellus/Utica, the strength of AltaGas and WGL as utility operators, intentions for further investment in Virginia, Maryland and Washington, D.C., expectations for normalized EBITDA allocation geographically and by business segments, expected timing and capex for certain AltaGas and WGL projects and expected capital investment by business segment, future growth financing strategies, long-term target business mix; and this presentation contains forward looking statements regarding the Transaction financing, including without limitation, the private placement and the bought deal public offering of subscription receipts, subsequent offerings of preferred equity, hybrid securities, long-term debt and selected asset sales; and this presentation contains forward looking statements regarding the anticipated completion of the Transaction, including certain terms and conditions thereof and the anticipated completion and timing thereof and the receipt of all necessary regulatory, stockholder and stock exchange approvals. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. Such statements reflect AltaGas’ current views with respect to future events based on certain material factors and assumptions and are subject to certain risks and uncertainties which could cause results or events to differ from current expectations, including without limitation: changes in market; competition; governmental or regulatory developments; general economic conditions; any event, change or other circumstance that could give rise to termination of the merger agreement in respect of the Transaction; the inability to complete the Transaction due to the failure to obtain stockholder approval for the Transaction or the failure to satisfy other conditions to completion of the Transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; uncertainty regarding the length of time required to complete the Transaction; the anticipated benefits of the Transaction may not materialize or may not occur within the time periods anticipated by AltaGas; impact of significant demands placed on AltaGas and WGL as a result of the Transaction; failure by the AltaGas to repay the bridge financing facility; potential unavailability of the bridge financing facility and/or alternate sources of funding that would be used to replace the bridge financing facility, including asset sales on desirable terms; lack of control by AltaGas of WGL and its subsidiaries prior to the closing of the Transaction; impact of acquisition-related expenses; accuracy and completeness of WGL’s publicly disclosed information; increased indebtedness of AltaGas after the closing of the Transaction, including the possibility of downgrade of AltaGas’ credit ratings; historical and pro forma combined financial information may not be representative of future performance; potential undisclosed liabilities of WGL; ability to retain key personnel of WGL following the Transaction; the impact of the announcement of the Transaction on relationships with third parties; risks associated with the loss of key personnel; risks relating to unanticipated costs of integration in connection with the Transaction, including operating costs, customer loss or business disruption; changes in customer energy usage; and other factors set out in AltaGas’ public disclosure documents. Many factors could cause AltaGas’ actual results, performance or achievements to vary from those described in this presentation, including without limitation those listed above. These factors should not be construed as exhaustive. Should one or more of these risks or uncertainties materialize, or should assumptions underlying forward-looking statements prove incorrect, actual results may vary materially from those described in this presentation as intended, planned, anticipated, believed, sought, proposed, estimated or expected, and such forward-looking statements included in this presentation, should not be unduly relied upon. Such statements speak only as of the date of this presentation. AltaGas does not intend, and does not assume any obligation, to update these forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. Financial outlook information contained in this presentation about prospective financial performance, financial position, and various prospective earnings and cash flow metrics is based on assumptions about future events, including, without limitation, economic conditions and proposed courses of action, based on management’s assessment of the relevant information currently available. Readers are advised to refer to AltaGas’ news release regarding the acquisition of WGL for a further description of the assumptions underpinning the financial outlook information contained in this presentation. Readers are cautioned that such financial outlook information contained in this presentation should not be used for purposes other than for which it is disclosed herein.

Non-GAAP Measures In this presentation we use certain supplementary measures, including Normalized EBITDA, Normalized Funds from Operations (“FFO”), and Normalized Funds from Operations per Share (“FFOPS”) that do not have any standardized meaning as prescribed under U.S. generally accepted accounting principles (“GAAP”) and, therefore, are considered non-GAAP measures. These non-GAAP measures provide additional information that management believes is meaningful regarding the operational performance, liquidity and capacity to fund dividends, capital expenditures, and other investing activities of AltaGas, and WGL and AltaGas after the closing of the Transaction. AltaGas’ method of calculating these non-GAAP measures may differ from the methods used by other issuers. Readers are advised to refer to AltaGas’ annual Management’s Discussion and Analysis (“MD&A”) for the year ended December 31, 2015 and for the quarter ended September 30, 2015 for a description of the manner in which AltaGas calculates such non-GAAP measures and for a reconciliation to the nearest GAAP financial measure. Readers are also cautioned that these non-GAAP measures should not be considered as alternatives to other measures of financial performance calculated in accordance with GAAP. Normalized funds from operations per share is derived by dividing normalized funds from operations by the weighted-average shares outstanding for the relevant period. Earnings Before Interest and Taxes (EBIT) is disclosed in this presentation in respect of WGL’s business segments. As described in its annual report on form 10-K field with the U.S. Securities and Exchange Commission, WGL considers EBIT to be a performance measure that includes operating income, other income (expense), earnings from unconsolidated affiliates and is reduced by amounts attributable to non-controlling interests. EBIT is used in assessing the results of each segment's operations.

DAVID HARRIS President & CEO of AltaGas Ltd. TIM WATSON Executive VP & CFO of AltaGas Ltd. TERRY McCALLISTER Chairman & CEO of WGL Holdings, Inc. Presenters

Transaction Summary 1 Bloomberg (11/28/2016 close), based on the day prior to a Bloomberg article suggesting WGL was in merger discussions with a third party; 2 WGL figures converted to Canadian dollars at the rate of 1.33 CAD/USD; 3 Total assets as of September 30, 2016; 4 WGL rate base extrapolated to calendar year end 2016 based on FY2015 rate base and a CAGR of 9.0% AltaGas to acquire WGL for US$88.25 per share in cash Represents a premium of ~12% to the closing price of WGL on January 24, 2017 and a premium of ~28% based on the unaffected closing price1 as of November 28, 2016 Equity purchase price of ~C$6.0 billion2 Total transaction value of ~C$8.4 billion, including ~C$2.4 billion of assumed WGL debt2 Pro forma total assets of ~C$22 billion3 WGL is a NYSE listed, A+ (S&P) rated diversified energy infrastructure company (gas utilities, gas pipelines, clean power) WGL’s regulated utility is Washington Gas Light Company, a C$2.6 billion2,4 gas utility headquartered in Washington, D.C. Nearly 170 years of history; founding charter from Congress in 1848 (lit the first gas lamp at the U.S. Capitol) Transformational strategic transaction adding high-quality assets and supporting AltaGas' diversified North American energy infrastructure growth strategy Creates meaningful scale with a ~C$7.32 billion portfolio of identified growth opportunities Aligns with AltaGas' strategy of growing by adding high-quality, contracted assets with significant embedded organic growth in attractive jurisdictions Financing strategy consistent with AltaGas’ strong investment grade credit profile Both organizations focused on customer service, safe and reliable operations, and commitment to communities

Transaction Summary (Cont'd) Financial highlights Expected to be meaningfully accretive to EPS (8-10%) and normalized FFOPS (15-20%) on average through 2021 Supports 8-10% annual dividend growth for AltaGas through 2021, with a reduced payout ratio ~75% of expected pro forma normalized EBITDA contribution from rate-regulated gas utilities, Northwest BC hydro, regulated gas pipelines, and long-term take-or-pay / cost-of-service midstream assets, which underpins strong credit rating and dividend stability Attractive organic growth platform with ~C$7.3 billion in capital investment opportunities1, supports long-term accretion and dividend growth Long-term, balanced focus in each of AltaGas' three core business segments Fully underwritten financing plan at announcement ~C$6.62 billion fully committed bridge facility from J.P. Morgan Chase Bank, The Toronto-Dominion Bank and Royal Bank of Canada Concurrent C$2.1 billion subscription receipt bought deal public offering and C$400 million private placement of subscription receipts; holders of subscription receipts will be entitled to dividend equivalent payments in respect of, and paid concurrently with, any dividends on common shares Subsequent offerings of preferred equity, hybrid securities, long-term debt and select AltaGas asset sales to fund the balance of the acquisition price Anticipated closing by the end of Q2 2018, subject to WGL shareholder approval and required regulatory approvals Washington D.C., Maryland, Virginia commissions; Committee on Foreign Investment in the United States; Hart-Scott-Rodino Antitrust Improvements Act; and Federal Energy Regulatory Commission 1 WGL figures converted to Canadian dollars at 1.33 CAD/USD; 2 Bridge facility is denominated in US dollars (US$4.95bn), converted for presentation purposes to Canadian dollars at 1.33 CAD/USD

Strategic Rationale

Acquisition supports AltaGas' long-term strategy	▪ Reinforces AltaGas' strategy of focusing on high-quality, low-risk, long-term energy infrastructure assets ▪ Continue to target a diversified business mix over the long-term
Larger scale platform	▪ Larger scale, ~C$22 billion[1] energy infrastructure company post-close ▪ ~C$7.3 billion[2] of identified capital investment opportunities across all three business lines
Focus on stable cash flows	▪ High-quality cash flows underpinned by long-term take-or-pay contracts and rate regulated franchises ▪ Consistent with strong investment grade profile
Diversified growth portfolio	▪ Increased diversification, in several high growth areas minimizing exposure to any one jurisdiction ▪ Midstream footprint in both the Montney and Marcellus / Utica ▪ Distributed generation / energy efficiency business growth
Complementary strategies and shared cultures	▪ Strong cultural and strategic overlap ▪ Opportunity to leverage respective core competencies

[1] Total assets as of September 30, 2016; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD

7

Strategic Rationale (Cont'd)

Combined asset map

Combined Business EBITDA Mix[1,2]


Midstream 13%
Power 32%
Utility 55%


ENSTAR
Natural Gas Company
Cook Inlet Natural Gas
STORAGE
AltaGas
Pacific Northern Gas Ltd.
SEMCO ENERGY
Heritage Gas
Utility service territories (WGL)
PA
NJ
WV
DC
DE
MD
VA
MD
VA
DC
Midstream pipelines (WGL)
MI
NY
VT
NH
MA
CT
RI
PA
OH
WV
MD
NJ
DE
KY
VA
Cove point
GAIL
Constitution
Central Penn
Mountain Valley
Stonewall

Legend

Power
- Wind power generation
- Hydro power generation
- Biomass power generation
- Gas-fired power generation
- Gas-fired power generation under development
- Battery storage
- WGL Commercial

Utility
- Regulated gas distribution

Midstream
- Gas processing
- Gas processing under development
- Gas processing under construction
- Export facility
- Export facility under development

[1] Figures are LTM normalized EBITDA as of September 30, 2016; transaction is expected to close by the end of Q2 2018; [2] WGL's Retail and Commercial Energy Services segments included in "Power"

8

Strategic Rationale (Cont'd)

AltaGas | WGL | **Combined**

Midstream



Montney Focus


Capital Investment (C$mm)[1,2]
$130
$248
$835
2017E
2018E
2019E

+

Marcellus / Utica Focus[2,3]


$107
$708
$110
FY2017E
FY2018E
FY2019E

=

2 Basins / 3 Export Sites

~C$2.1bn ('17-19E)

Utility



Canadian / U.S. Footprint


Normalized EBITDA (C$mm)
$230
$257
$267
2014
2015
2016[4]

+

3 Attractive U.S. Regions[5]


$378
$419
$458
2014
2015
2016[4]

=

Leading Gas Utility

Doubles rate base, triples customers

Power



Shift to Clean Energy


Normalized EBITDA (C$mm)
$107
$177
$275
2014
2015
2016[4]

+

Clean Energy / Efficiency[5]


$16
$28
$49
2014
2015
2016[4]

=

Enhanced Energy Platform

~1.9 GW of clean power[6]

[1] Represents timing of identified projects coming online; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [3] WGL management estimates for WGL fiscal years; [4] Figures for 2016 presented on a LTM basis as at September 30, 2016; [5] WGL historical EBITDA figures converted to Canadian dollars at historical exchange rate during the respective period; [6] Gross capacity, installed for AltaGas, installed and under construction for WGL

9

Financial Rationale

Key Statistics

	Combined	% Increase
Total Assets (C$)[1]	~$22.0bn	~125%
Normalized EBITDA (C$)[2]	~$1.3bn	~85%
Growth Capital Investment (C$)[2]	~$7.3bn	~175%
Total Utility Customers	~1.7mm	~205%
Rate Base (C$)[2,3]	~$4.5bn	~135%

- Higher growth on an absolute dollar value and per share basis
- First full year EPS accretion of 7-9% and 8-10% on average through 2021
- First full year normalized FFOPS accretion of over 20% and 15-20% on average through 2021
- Supports 8-10% dividend growth through 2021
- Targeting reduced payout ratios



8-10% Growth to 2021
~8% Compound Annual Growth Rate
AltaGas Dividends Per Share (C$)
$1.32
$1.38
$1.44
$1.53
$1.77
$1.98
$2.10
2010A
2011A
2012A
2013A
2014A
2015A
Current

[1] Total assets as of September 30, 2016; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [3] ALA rate base expectation as of December 2016, WGL rate base extrapolated to calendar year end 2016 based on FY2015 rate base and a CAGR of 9.0%

10

WGL Overview

- **WGL is a leading diversified U.S. energy company**
- **Seen as a preferred source of clean and efficient energy solutions that produce value for customers, investors and communities**
- **Disciplined capital allocation strategy focused on infrastructure investments with numerous near-term opportunities**
- **Strong balance sheet with consolidated group credit ratings of A3 / A+ / A (Moody's / S&P / Fitch)**

WGL Holdings footprint



WGL Energy
(Commercial Energy Systems & Retail Energy Marketing)
WGL Gas
(Regulated Utility)
WGL Midstream
(Midstream Energy Services)
WGL Energy Operations
Maryland Service Territory
Virginia Service Territory
DC Service Territory
MI
NY
VT
NH
ME
MA
CT
PA
IN
OH
NJ
MD
DE
WV
KY
VA
TN
NC
Cove point
GAIL
Service territory
Marcellus/Utica Basins
Central Penn
Constitution
Mountain Valley
Stonewall

2016A EBIT (%)[1]

Utility	Power	Midstream	Retail









Utility

- Natural gas regulated utility serving 1.1 million customers with a rate base of C$2.6 billion[2,3]
- Serves three, high growth and economically strong jurisdictions: Washington D.C., Maryland and Virginia

Power

- Owns distributed generation assets including solar, and natural gas fuel cells
- The commercial segment is comprised of two businesses:
  - Distributed generation
  - Energy efficiency

Midstream

- Stable earnings underpinned by contracts with a majority from investment grade counterparties
- Ownership stakes in four major midstream projects
- Expected to be the fastest growing segment through 2020

Retail

- Provides retail gas and electricity to ~275,000 customers in Washington D.C., Maryland, Virginia, Delaware and Pennsylvania
- Volatility mitigated through five year secured supply arrangement with Shell[4]
- Integrated service offering supporting other business lines

[1] As of September 30, 2016, excludes other activities and eliminations; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [3] WGL rate base extrapolated to calendar year end 2016 based on FY2015 rate base and a CAGR of 9.0%; [4] As per WGL FY2016A Form 10-K

11

Combination Supports Long-Term Vision



Power
Utility
Midstream
Completed Projects
North Pine (~C$185mm)
Alton Storage (~C$135mm)
Other storage (~C$35mm)1
Processing (~C$170mm)
Townsend 2/3 (~C$213mm)
Pipelines2,4 (~C$1.1bn)
Ridley3 (~C$475mm)
Marquette (~C$183mm)
Utility (~C$3.3bn)4,5
Power (~C$1.5bn)4
~C$7.3 billion of Identified Growth4
2017 through 2020
AltaGas EBITDA (30-Sep-16 Trailing LTM)
WGL EBITDA (30-Sep-16 Trailing LTM)
Completed Projects: Townsend, Stonewall & Pomona
Townsend expansions (2 & 3)
North Pine / other storage
Constitution, Central Penn & Mountain Valley
Alton Gas Storage
Ridley Export
Marquette
Processing / NGL separation

Long-Term Target Business Mix



Fee / Take-or-Pay Cash Flow
PPA / Contract Cash Flow
Midstream
Power
Utility
Regulated Cash Flow

- Focus on a diversified mix of energy infrastructure assets with a balanced business mix over the medium-to-longer-term
- Higher pro forma growth
- Continue investing in attractive, high growth jurisdictions
- Investing in stable businesses with significant organic growth

[1] Other liquids storage / terminalling; [2] Constitution, Central Penn & Mountain Valley; [3] Based on a 100% ownership interest (a third party has the option to purchase 30% of the project); [4] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [5] Figure does not include Marquette

12

Combined Midstream Business


MI
NY
VT
NH
ME
MA
CT
RI
PA
OH
IN
MD
NJ
DE
WV
KY
VA
TN
NC
Cove point
GAIL
Service territory
Marcellus / Utica Basins
Central Penn
Constitution
Mountain Valley
Stonewall


Gas Processing
Gas Processing Under Development
Proposed Expansion to Existing Facility
LPG Terminal
LPG Terminal Under Development
Montney
Rail
>40,000 bbl/d of C3 shipped to Asia
North Pine: ~20,000 bbl/d of C3+
Raw gas
Blair Creek
Truck Terminal
Liquids Pipelines (NGL mix and condensate) - Existing
Liquids Pipelines (NGL mix and condensate)
Townsend
North Pine Facility
Fort St. John
Propane shipped to Asia
Liquids mix piped to NGL facility and rail terminal
Younger
Prince Rupert
South Montney + Deep Basin Frac: ~20,000 bbl/d of C3+
C4 and C5+ railed to Fort Saskatchewan
Propane railed to tidewater
Fort Saskatchewan
Younger + JEEP + EEEP + PEEP: >11,000 bbl/d (C3+)
Edmonton
Ferndale

WGL: Strong Growth Footprint in Marcellus / Utica

- 2016A Capital Investment[1,2]: C$210mm
- Expected capital investment (through 2021E)[2,3,4]: C$1.1bn
- Projected to be WGL's fastest growing segment to 2020
- Long-term regulated pipeline investments provide stable earnings
  - Firm contracts with attractive counterparties in the Marcellus / Utica
  - Leverages growth of the Transco pipeline system

Pro Forma: Growth in Two Key North American Gas Plays

- Expected capital investment (through 2021E)[2,4]: C$2.3bn
- Vertically integrated Montney & Marcellus / Utica businesses
  - Montney: 8 Bcfpd of production growth is expected by 2021[5]
  - The Marcellus is expected to be the largest shale gas play in the U.S.[6]
- Unique opportunity to provide critical infrastructure for energy export opportunities at three sites on both the Pacific and Atlantic
- Only significant existing West Coast energy export terminal (Ferndale) with a second (Ridley) under development

[1] LTM September 30, 2016 figures; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [3] WGL management estimate; [4] Reflects AltaGas' and WGL's share of the total cost (both incurred and expected); [5] Equity research; [6] EIA

13

Combined Utility Business



ENSTAR
Natural Gas Company
Pacific Northern Gas Ltd.
AltaGas utilities
Heritage Gas
SEMCO ENERGY GAS COMPANY
Pennsylvania
New Jersey
Maryland
West Virginia
Washington D.C.
Delaware
Virginia
Maryland
Virginia
District of Columbia
AltaGas
WGL

WGL: Diversified, High Growth U.S. Gas Utility

- 2016A Capital Investment[1,2]: C$523mm
- Expected capital investment (through 2021E)[2,3]: C$2.9bn
- Three growth driven and economically strong jurisdictions: District of Columbia, Maryland and Virginia
- Expected near term growth driven by customer growth, accelerated replacement programs and general system betterment capital expenditures
- Asset optimization boosts return on equity / profitability
- Senior unsecured long-term debt rating of A1 / A+ / AA- (Moody's / S&P / Fitch)[4]

Pro Forma: High Near Term Growth in 8 Jurisdictions

- Expected capital investment (through 2021E)[2]: C$3.5bn
- Successful track record of acquiring and growing utilities
- Estimated combined rate base more than doubles and estimated combined customer base triples in size
- Increased diversification into high growth areas such as Washington (6th largest regional economy in the U.S., among the highest median household incomes in the U.S.)
- WGL will continue to operate as a standalone utility with existing management expected to hold significant roles, including assisting in the management of existing AltaGas U.S. utilities

Note: AltaGas shading denotes province and state of operation, not distribution area
[1] LTM September 30, 2016 figures; [2] WGL figures converted to Canadian dollars at 1.33 CAD/USD; [3] WGL management estimate; [4] Washington Gas Light Company

14

Combined Utility Business (Cont'd) Projected rate base growth (gross, C$bn) Projected natural gas rate base (C$bn) Projected utility segment customers 1 AltaGas expectation as of December 2016, 2 WGL extrapolated to calendar year end 2016 based on FY2015 rate base and a CAGR of 9.0%; 3 WGL figures converted to Canadian dollars at 1.33 CAD/USD; 4 As of September 30, 2016; 5 WGL management estimate; 6 Gross rate base excludes depreciation 3,5 4 4 1,2,3 6 $4.5bn $2.9bn $0.6bn $8.0bn FY2016 WGL utility capex to 2021 AltaGas utility capex to 2021 Gross combined rate base 2021 AltaGas WGL New business Replacements Other utility 565,000 1,709,160 1,144,160 Combined $1.9 $4.5 $2.6 Combined 1 2,3

Combined Power Business WGL's Business: 2016A Capital Investment1,2: C$218mm Expected capital investment (through 2021E)2,3: C$666mm Stable cash flows under long-term contracts Two business lines (distributed generation and energy efficiency): Solar distributed generation in 19 states and the District of Columbia with 211MW capacity (gross)4 Revenue primarily from long-term PPAs and renewable energy incentives Upgrading mechanical, electrical, water and energy-related infrastructure of large corporate and government clients Pro Forma Opportunity: Enhanced Growth From Clean Energy Expected capital investment (through 2021E)2: C$1.5bn Generation capacity4,5: 1,919MW Long-term contracts with creditworthy counterparties provide a stable wedge of cash flow Opportunity to develop battery storage in conjunction with distributed generation Overall combined power assets provide various organic and inorganic growth opportunities Track record of building on-time / ahead of schedule and under budget in both Canada and the U.S. Legend Power Wind Hydro Biomass Gas-fired Gas-fired (under dev.) Battery storage Commercial4 1 LTM September 30, 2016 figures; 2 WGL figures converted to Canadian dollars at 1.33 CAD/USD; 3 WGL management estimate; 4 Includes WGL’s installed and under-construction assets; 5 Excluding the recently terminated Alberta Sundance B PPA)

Combined Scale to Deliver Growth

AltaGas (C$mm)

Project	Expected Capex[1,2]	Target In-Service[1]
Townsend 2	~$90	2017
Townsend Field Equipment	~$40	2017
North Pine NGL Separation[3]	~$130	2018
Townsend 3	~$83	2018
Liquids Storage / Terminalling	~$35	2018
North Pine – Train 2	~$55	2019
Ridley Island Propane Export	~$475[4]	2019
Alton Gas Storage	~$135	2019
Processing / NGL separation	~$170	2019
Total Midstream	**~$1,213**	
Utilities capital	~$400	2017 – 2019
Marquette pipeline[5]	~$183	2019
CINGSA expansion[5]	~$33	2020
Total Utility	**~$615**	
Pomona Re-power	~$130	2019
Additional Battery Storage	~$105	2018 / 2019
Blythe II (Sonoran)	~$625	2020
Total Power	**~$860**	
Total AltaGas	**~$2,688**	

WGL (C$mm)

Project	Expected Capex[1,5]	Target In-Service[1]
Constitution Pipeline	~$127	2018
Central Penn Pipeline	~$545	2018
Mountain Valley	~$434	2018
Stonewall Expansion	TBD	TBD
Total Midstream[2]	**~$1,106**	
New Business	~$1,050	2017 – 2021
Replacements	~$1,382	2017 – 2021
Other Utility	~$437	2017 – 2021
Total Utility	**~$2,869**	
Distributed Generation	~$666	2017 – 2021
Total Power	**~$666**	**2017 – 2021**
Total WGL	**~$4,641**	

Pro Forma (C$bn)

Business	Pro Forma Capex
Total Midstream	**~$2.3bn**
Total Utility	**~$3.5bn**
Total Power	**~$1.5bn**
Total Pro Forma	**~$7.3bn**



Power
Utility
Midstream
$2.7
$4.6
~$7.3

~C$7.3bn of identified opportunities support a diversified business mix

Note: Numbers may not add due to rounding; [1] Expectations based on most recent public disclosure / financial reports for AltaGas and WGL; [2] Reflects AltaGas' and WGL's share of the total cost (both incurred and expected); [3] Includes one train and 2 liquids egress lines; [4] Based on a 100% ownership interest (a third party has the option to purchase 30% of the project); [5] Based on a CAD/USD FX rate of 1.33

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Financing Strategy

Acquisition financing

- Long-term financing plan structured to maintain strong investment grade credit profile
- Committed C$6.6bn acquisition bridge facility, including a C$2.7bn, 18-month asset sale bridge[1]
- Concurrent C$2.1bn bought deal and C$400mm private placement of subscription receipts
- Hybrids, preferred shares, incremental debt and asset sales provide funding flexibility for remaining portion
- Asset sales aligned with long-term business mix and are expected to close on a similar timeline as the transaction

Future growth financing

- Future growth investments to be financed in a manner consistent with AltaGas' past practices
- Premium DRIP at AltaGas
- Decreased pro forma dividend payout ratios
- Undrawn capacity on corporate credit facilities
- Expanded access to capital, including financing opportunities at WGL and Washington Gas
- Maintain strong investment grade credit profile

Acquisition funding sources (C$bn)



~$8.4
~$2.4
~$6.0
~$2.5
~$0.8
~$2.7
Total transaction value 2
Assumed debt 3
Bridge loan 1
Subscription receipts
Hybrid / prefs
Asset sales / acquisition debt

[1] Bridge facility is denominated in US dollars (US$4.95bn), converted for presentation purposes to Canadian dollars at 1.33 CAD/USD; aggregate bridge amount of C$6.6bn (US$4.95bn) includes transaction costs and associated contingencies; [2] Includes additional transaction related items; [3] Debt, Minority Interest and Preferred shares as of September 30, 2016, converted to Canadian dollars at 1.33 CAD/USD

18

Q1-17 Q2-17 Q3-17 Q4-17 H1-18 Announcement Transaction Bridge Equity Regulatory Shareholder Approval Announcement Public and private sub. receipts in place Initiate regulatory filings WGL shareholder approval Reduce and cancel bridge facility tranche capacity as capital markets offerings and asset sales close Maryland, Virginia, Washington D.C. and applicable U.S. federal regulatory approvals Common shares issued at close Expected close C$6.6 billion committed bridge1 Transaction Timeline 1 Bridge facility is denominated in US dollars (US$4.95bn), converted for presentation purposes to Canadian dollars at 1.33 CAD/USD

CUSTOMERS Commitment to honoring agreements Track record of high-level customer service, safety and operational excellence Continued investment in clean, safe, reliable and affordable energy COMMUNITIES Continued investment in Maryland, Virginia and Washington D.C. Overall U.S. operations headquartered in Washington, D.C. Utility operating company board with strong local presence Similar track records of strong community engagement EMPLOYEES Preserve employee levels at WGL and bring U.S. headquarters to region Seek to retain existing management team and leverage complimentary strengths Similar corporate cultures Commitment to Stakeholders

Scale (~C$22 billion1 combined assets) Diversification (3 businesses, 8 utility jurisdictions, in over 30 states and provinces) Significant high-quality growth opportunities; 8-10% dividend growth through 2021 Common culture Business compatibility (Gas utilities, midstream, contracted power) Key Takeaways Accretive to both EPS and cash flow metrics through 2021 Stable high quality assets, investment grade balance sheet and conservative payout ratio 1 1 Total assets as of September 30, 2016

Footnote